Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments	Fair Value of Financial Instruments
We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data
The carrying value and estimated fair value of our financial instruments at June 30, 2022 and December 31, 2021 were as follows:

		As at June 30, 2022		As at December 31, 2021
(In $ millions)	Hierarchy	Fair value	Carrying value	Fair value	Carrying value
Assets
Cash and cash equivalents (1)	1	29.7	29.7	34.9	34.9
Restricted cash (1)	1	1.4	1.4	3.3	3.3
Trade receivables (1)	1	33.4	33.4	28.5	28.5
Other current assets (excluding deferred finance fee) (1)	1	21.0	21.0	14.1	14.1
Due from related parties (1)	1	67.1	67.1	48.6	48.6
Non-current restricted cash	1	6.7	6.7	7.8	7.8

Liabilities
Trade payables (1)	1	45.3	45.3	34.7	34.7
Accrued expenses and other current liabilities (1)	1	196.3	196.3	83.2	83.2
Short-term debt (2)	2	1,588.9	1,632.6	—	—
Long-term debt (1)	1	272.7	272.7	1,728.6	1,915.9
(1) The carrying values approximate the fair values due to their near term expected receipt of cash.
(2) Short-term debt includes our 3.875% convertible bond due in 2023 which is fair valued using observable market based inputs.